Guarantees, Indemnifications and Warranties	12 Months Ended
Oct. 31, 2015
Guarantees, Indemnifications and Warranties
Guarantees, Indemnifications and Warranties

Note 16: Guarantees, Indemnifications and Warranties

Guarantees

In the ordinary course of business, HP may issue performance guarantees to certain of its clients, customers and other parties pursuant to which HP has guaranteed the performance obligations of third parties. Some of those guarantees may be backed by standby letters of credit or surety bonds. In general, HP would be obligated to perform over the term of the guarantee in the event a specified triggering event occurs as defined by the guarantee. HP believes the likelihood of having to perform under a material guarantee is remote.

Indemnifications

In the ordinary course of business, HP enters into contractual arrangements under which HP may agree to indemnify a third party to such arrangement from any losses incurred relating to the services they perform on behalf of HP or for losses arising from certain events as defined within the particular contract, which may include, for example, litigation or claims relating to past performance. HP also provides indemnifications to certain vendors and customers against claims of IP infringement made by third parties arising from the vendors’ and customers’ use of HP’s software products and services and certain other matters. Some indemnifications may not be subject to maximum loss clauses. Historically, payments made related to these indemnifications have been immaterial.

Cross-Indemnifications with Hewlett Packard Enterprise

Under the separation and distribution agreement, HP agreed to indemnify Hewlett Packard Enterprise, each of its subsidiaries and each of their respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from, among other matters, the liabilities allocated to HP as part of the Separation. Hewlett Packard Enterprise similarly agreed to indemnify HP, each of its subsidiaries and each of their respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from, among other matters, the liabilities allocated to Hewlett Packard Enterprise as part of the Separation. HP expects Hewlett Packard Enterprise to fully perform under the terms of the separation and distribution agreement.

For information on the cross-indemnifications related to the tax matter agreements and litigations effective upon the Separation on November 1, 2015, see Note 7, “Taxes on Earnings” and Note 15, “Litigation and Contingencies”, respectively.

Warranties

HP accrues the estimated cost of product warranties at the time it recognizes revenue. HP engages in extensive product quality programs and processes, including actively monitoring and evaluating the quality of its component suppliers; however, contractual warranty terms, repair costs, product call rates, average cost per call, current period product shipments and ongoing product failure rates, as well as specific product class failures outside of HP’s baseline experience, affect the estimated warranty obligation.

HP’s aggregate product warranty liabilities and changes were as follows:

	As of October 31
	2015	2014
	In millions
Balance at beginning of year	$1,385	$1,424
Accruals for warranties issued	1,134	1,365
Adjustments related to pre-existing warranties (including changes in estimates)	(16)	23
Settlements made (in cash or in kind)	(1,319)	(1,427)

Balance at end of year	$1,184	$1,385